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                          AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                                 ROOMLINX, INC.,

                             ARC COMMUNICATIONS INC.

                                       AND

                              RL ACQUISITION, INC.

                             DATED: DECEMBER 8, 2003


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                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER (the "AGREEMENT"), dated as of December 8, 2003, is made and entered into by and among ROOMLINX, INC., a Nevada corporation ("ROOMLINX"), ARC COMMUNICATIONS INC., a New Jersey corporation ("ARC"), and RL ACQUISITION, INC., a Nevada corporation and wholly-owned subsidiary of ARC ("RL").

                                   BACKGROUND

         WHEREAS, RoomLinX is engaged in the business of providing wireless high-speed Internet network solutions to the hospitality industry, including, without limitation, conference centers and hotels (the "BUSINESS");

         WHEREAS, the parties hereto desire to effect the merger of RoomLinX with and into RL, with RL as the surviving entity, which shall be wholly-owned by ARC (the "INITIAL MERGER"), and, immediately thereafter, to effect the merger of RL with and into ARC or ARC with and into RL (the "MERGER"); and

         WHEREAS, the respective Boards of Directors of RoomLinX, ARC and RL have determined that the Initial Merger and the Merger is fair to, and in the best interests of, their respective stockholders, have approved and adopted this Agreement and each of the Related Agreements (as hereinafter defined) to which it is a party and each of the transactions contemplated hereby and thereby and, in the case of ARC and RL, have resolved to declare this Agreement and the Related Agreements advisable and to recommend to their respective stockholders that they approve this Agreement and the Related Agreements and the transactions contemplated hereby and thereby, including the Initial Merger and the Merger, upon the terms and subject to the conditions more fully set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE 1

                         THE MERGER AND RELATED MATTERS

         SECTION 1.1 THE MERGER. Subject to the terms and conditions of this Agreement, Articles of Merger (each a "CERTIFICATE OF MERGER") duly executed and acknowledged shall be filed in the offices of the Secretary of State of the States of Nevada and New Jersey, as necessary, on the Closing Date (as defined in Article 5) or as soon as practicable thereafter. The Initial Merger shall become effective upon the filing of a Certificate of Merger in the State of Nevada (the "INITIAL EFFECTIVE TIME"). At the Initial Effective Time, RoomLinX shall be merged with and into RL, and, RL shall continue as the surviving corporation under the laws of the State of Nevada. The Merger shall become effective upon the filing of a Certificate of Merger in the States of Nevada and New Jersey (the "EFFECTIVE TIME"). At the Effective Time, RL shall be merger with and into ARC or ARC shall be merged with and into RL and, RL or ARC, as the case may be, shall continue as the surviving corporation under the laws of the State of Nevada, in the case of RL as the surviving corporation, or the State of New Jersey, in the case of ARC as the surviving corporation (such continuing corporation sometimes hereinafter referred to as the "SURVIVING CORPORATION"). For federal income tax purposes, each of the Initial Merger and the Merger is intended to constitute a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended. The parties to this Agreement hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.


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         SECTION 1.2 EFFECT OF MERGER.

                  (a) At the Initial Effective Time, the effect of the Initial Merger shall be as provided in the applicable provisions of the laws of the State of Nevada. Except as herein specifically set forth, the identity, existence, purposes, powers, objects, franchises, privileges, rights and immunities of RL shall continue unaffected and unimpaired by the Initial Merger and the corporate franchises, existence and rights of RoomLinX shall be merged with and into RL, and RL, as the surviving corporation, shall be fully vested therewith. At the Effective Time, the separate existence of RoomLinX shall cease and, in accordance with the terms of this Agreement, RL shall possess all the rights, privileges, immunities and franchises, of a public, as well as of a private, nature, and all property, real, personal and mixed, and all debts due on whatever account, and all taxes, including those due and owing and those accrued, and all other choses in action, and all and every other interest of or belonging to or due to RoomLinX and RL shall be taken and deemed to be transferred to, and vested in, RL without further act or deed; and all property, rights, privileges, powers and franchises and all and every other interest shall be thereafter effectually the property of RL as they were of RoomLinX and RL. Except as otherwise provided herein, RL shall thenceforth be responsible and liable for all the liabilities and obligations of RoomLinX and RL and any claim existing, or action or proceeding pending, by or against RoomLinX or RL may be prosecuted as if the Initial Merger had not taken place, and RL may be substituted in their place. Except as set forth herein, neither the rights of creditors nor any liens upon the property of RoomLinX or RL shall be impaired by the Initial Merger, and all debts, liabilities and duties of RoomLinX and RL shall attach to RL, and may be enforced against RL to the same extent as if said debts, liabilities and duties had been incurred or contracted by RL.

                  (b) At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of the laws of the States of Nevada and New Jersey, as applicable. Except as herein specifically set forth, the identity, existence, purposes, powers, objects, franchises, privileges, rights and immunities of ARC or RL, as the case may be, shall continue unaffected and unimpaired by the Merger and the corporate franchises, existence and rights of ARC or RL, as the case may be, shall be merged with and into the Surviving Corporation and the Surviving Corporation shall be fully vested therewith. At the Effective Time, the separate existence of ARC or RL, as the case may be, shall cease and, in accordance with the terms of this Agreement, the Surviving Corporation shall possess all the rights, privileges, immunities and franchises, of a public, as well as of a private, nature, and all property, real, personal and mixed, and all debts due on whatever account, and all taxes, including those due and owing and those accrued, and all other choses in action, and all and every other interest of or belonging to or due to ARC or RL shall be taken and deemed to be transferred to, and vested in, the Surviving Corporation without further act or deed; and all property, rights, privileges, powers and franchises and all and every other interest shall be thereafter effectually the property of the Surviving Corporation as they were of ARC and RL. Except as otherwise provided herein, the Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of ARC and RL and any claim existing, or action or proceeding pending, by or against ARC or RL may be prosecuted as if the Merger had not taken place, and the Surviving Corporation may be substituted in their place. Except as set forth herein, neither the rights of creditors nor any liens upon the property of ARC or RL shall be impaired by the Merger, and all debts, liabilities and duties of ARC and RL shall attach to the Surviving Corporation, and may be enforced against the Surviving Corporation to the same extent as if said debts, liabilities and duties had been incurred or contracted by the Surviving Corporation.


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         SECTION 1.3 ARTICLES OF INCORPORATION OF THE SURVIVING CORPORATION. The
articles of incorporation of ARC, as amended immediately prior to the Closing, shall be the articles of incorporation of the Surviving Corporation.

         SECTION 1.4 BY-LAWS OF THE SURVIVING CORPORATION. The bylaws of ARC, as in effect immediately prior to the Closing, shall be the bylaws of the Surviving Corporation until thereafter amended as provided by law.

         SECTION 1.5 DIRECTORS AND OFFICERS OF SURVIVING CORPORATION. At the Effective Time, each of the directors and officers of RL and ARC immediately prior to the Effective Time shall resign or be removed from office and concurrently therewith the directors of the Surviving Corporation shall be comprised of two directors designated by RoomLinX (the "ROOMLINX DESIGNEES"), one director designated by ARC (the "ARC DESIGNEE") and two directors designated by the RoomLinX Designees and the ARC Designee, such directors to hold office, subject to the applicable provisions of the articles of incorporation and bylaws of the Surviving Corporation, until the next annual stockholders' meeting of the Surviving Corporation and until their respective successors shall be duly elected or appointed and qualified. Within twelve (12) months of the execution of this Agreement, Mr. Peter Bordes or his designee and Mr. Herbert Hunt or his designee shall have the right to mutually designate the Chief Executive Officer of the Surviving Corporation. At the Effective Time, the other officers of the Surviving Corporation, subject to the applicable provisions of the articles of incorporation and bylaws of the Surviving Corporation, shall be as designated by the Board of Directors of the Surviving Corporation until their respective successors shall be duly elected or appointed and qualified.

         SECTION 1.6 MANNER OF CONVERSION. As of the Effective Time:

         (a) all of the shares of common stock, par value $.001 per share, of RoomLinX which are issued and outstanding immediately prior to the Initial Effective Time (the "ROOMLINX SHARES"), by virtue of the Initial Merger and the Merger and without any action on the part of the holder thereof, automatically shall be deemed to represent the right to receive the merger consideration, as provided in Section 1.7 hereof, and all of the outstanding options, convertible debentures and warrants of RoomLinX shall be canceled, extinguished or converted into the right to receive ARC Common Stock as provided in Section 1.7, other than up to $30,000 of convertible debentures of RoomLinX (the "PERMITTED DEBT") which shall be converted into indebtedness of ARC, the principal amount of which shall be convertible into shares of common stock, par value $.001 per share, of ARC (the "ARC COMMON STOCK") at a conversion price of $.20 per share, with such indebtedness having a maturity date of not less than eighteen (18) months from the Closing Date;


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         (b) all RoomLinX  Shares  which are held by RoomLinX as treasury  stock shall be canceled and retired and no consideration shall be delivered or paid in exchange therefore; and

         (c) each share of the capital stock of RL shall be canceled and in exchange therefore, one (1) share of RoomLinX shall be issued to ARC, which share of RoomLinX shall constitute all of the issued and outstanding shares of capital stock of RoomLinX.

         SECTION 1.7 MERGER CONSIDERATION. At the Effective Time, RoomLinX Shares, other than RoomLinX Shares held in treasury (which shall be canceled pursuant to Section 1.6(b) above), by virtue of the Merger and without any action on the part of the holders thereof (the "ROOMLINX STOCKHOLDERS"), automatically shall be canceled and extinguished and converted into the right to receive (a) three (3) shares of ARC Common Stock for each one (1) share of ARC Common Stock outstanding at the Effective Time (the "ARC MERGER SHARES"; provided that 10,000,000 ARC Merger Shares shall immediately be deposited in escrow for a period of six (6) months from the Closing Date to secure the indemnification obligations of RoomLinX set forth herein, in accordance with the terms of an escrow agreement to be executed by the parties on the Closing Date (the "ESCROW AGREEMENT"), and (b) options and/or warrants to purchase the greater of (A) 8,000,000 shares of ARC Common Stock or (B) three (3) shares of ARC Common Stock for each (1) option or warrant outstanding to purchase ARC Common Stock at the Effective Time provided that such options and/or warrants shall have an exercise price of not less than $.20 per share, shall not be entitled to "cashless" exercise provisions and shall be exercised within two (2) years of the Closing Date. At the Effective Time, the RoomLinX Stockholders shall deliver stock certificates representing all of the issued and outstanding RoomLinX Shares to ARC and ARC shall (x) issue to the RoomLinX Stockholders in exchange therefor stock certificates representing the ARC Merger Shares, 10,000,000 of which shall be delivered to the escrow agent in accordance with the Escrow Agreement, and (y) authorize the issuance of the options and/or warrants referred to above. In determining the number of shares of ARC Common Stock or the number of options or warrants to purchase ARC Common Stock to be issued pursuant to this Section 1.7, the shares of ARC Common Stock and options to purchase shares of ARC Common Stock to be issued to Alliance Advisors, Roccus Capital Partners, Mr. Peter Bordes and Rodman and Renshaw, or their designees, as provided in Section 6(n) hereof, shall not be deemed to be outstanding on the Effective Date.


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         SECTION 1.8 ADJUSTMENTS TO MERGER CONSIDERATION.

                  (a) If, prior to the Effective Time, the outstanding shares of ARC Common Stock shall be changed into a greater number of shares or a different class of stock by reason of any reclassification, recapitalization, exchange of shares, stock split, or otherwise, the number of ARC Merger Shares to be received by the RoomLinX Stockholders hereunder shall be likewise adjusted to reflect the changed number or classification of ARC Merger Shares.

                  (b) If, prior to the Effective Time, ARC raises greater than $500,000 in a private placement of ARC securities, the parties agree that the merger consideration shall be adjusted to reflect the additional issued and outstanding ARC securities.

                  (c) If, prior to the Effective Time, RoomLinX raises in excess of $400,000 in a private placement of RoomLinX securities, the parties agree that the merger consideration shall be adjusted to reflect the additional number of issued and outstanding RoomLinX securities.

         SECTION 1.9 RESTRICTIONS ON TRANSFERS. RoomLinX acknowledges that: (a) the ARC Merger Shares to be issued to the RoomLinX Stockholders hereunder are unregistered and may be required to be held indefinitely unless they are subsequently registered under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereto (the "SECURITIES ACT"), or an exemption from such registration is available; (b) the ARC Merger Shares may not be offered, sold, pledged, hypothecated or otherwise disposed of unless such offer, sale pledge, hypothecation or other disposition (i) is registered under the Securities Act, or (ii) does not violate the Securities Act, and (c) the certificates representing the ARC Merger Shares shall bear a legend to the effect of (a) and (b) above.

         SECTION 1.10 APPRAISAL RIGHTS. Notwithstanding any provision of this Agreement to the contrary, the RoomLinX Shares (the "DISSENTING SHARES") that are issued and outstanding immediately prior to the Effective Time and held by stockholders who did not vote in favor of the Merger and who comply with all of the relevant provisions of Sections 92A.300 to 92A.500 of Nevada Law (the "DISSENTING STOCKHOLDERS") will not be converted into or be exchangeable for the right to receive ARC Merger Shares, unless and until such holders have failed to perfect or have effectively withdrawn or lost their rights to appraisal under Nevada Law. RoomLinX will give ARC (i) immediate oral notice followed by prompt written notice of any written demands for appraisal of any RoomLinX Shares, attempted withdrawals of any such demands and any other instruments served pursuant to Nevada Law and received by RoomLinX relating to stockholders' rights of appraisal, and (ii) will keep ARC informed of the status of all negotiations and proceedings with respect to demands for appraisal under Nevada Law. If any Dissenting Stockholder fails to perfect or will have effectively withdrawn or lost the right to appraisal, the RoomLinX Shares held by such Dissenting Stockholder will thereupon be treated as though such shares had been converted into the right to receive ARC Merger Shares pursuant to Section 1.7 of this Agreement.

                                   ARTICLE 2

                   REPRESENTATIONS AND WARRANTIES OF ROOMLINX

         RoomLinX represents and warrants to RL and ARC that:

         SECTION 2.1 ORGANIZATION. RoomLinX is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada with all requisite legal right, power and authority (corporate or other) to own or hold under lease the property it purports to own or hold under lease and to carry on the Business. RoomLinX is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of the Business or its ownership or leasing of property requires such qualification.


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         SECTION 2.2  SUBSIDIARIES.  RoomLinX has no  subsidiaries  and RoomLinX does not own of record or beneficially, directly or indirectly, (i) any share of capital stock or securities convertible into capital stock of any other
corporation,   (ii)  any  participating  interest  or  equity  interest  in  any partnership, joint venture, limited liability company or other non-corporate business enterprise, or (iii) control, directly or indirectly, any other entity.

         SECTION 2.3 PENDING CLAIMS.

(a) There is no litigation, suit, action, claim, arbitration, administrative or legal or other proceeding, or governmental investigation pending or, to RoomLinX's knowledge threatened, against RoomLinX and there are no unasserted claims possible of assertion of which RoomLinX has notice or knowledge;

(b) There are no audits by a governmental authority, claims for unpaid taxes of any kind, or other similar actions, proceedings or disputes pending or, to RoomLinX's knowledge, threatened against or affecting RoomLinX or the Business;

(c) There are no unpaid judgments of any kind against RoomLinX relating to RoomLinX or the Business; and

(d) RoomLinX has not been charged with or, to its knowledge threatened, with a charge or violation or, to its knowledge, is it under investigation with respect to any alleged violation of any provision of any federal, state, local or foreign law or administrative ruling or regulation relating to RoomLinX or any aspect of the Business.

         SECTION 2.4 TITLE TO ASSETS. RoomLinX is the sole and exclusive owner of, and has good and marketable title to, all of its assets, rights, properties, claims, contracts and businesses of every kind, nature, character and description, tangible and intangible, personal, real or mixed, wherever located (collectively, "ASSETS"), free and clear of all liens, mortgages, pledges, claims, encumbrances, security interests, covenants, easements, rights of way, equities, options, rights of first refusal, assessments, defects in title, encroachments, charges or any other burden or restriction of any kind or nature (collectively, "LIENS"); and no other person, firm or corporation has or will have on the Closing Date (as hereinafter defined) any interest whatsoever in any of its Assets.

         SECTION 2.5 AUTHORITY AND ENFORCEABILITY. Except for the approval of the RoomLinX Stockholders, which shall be sought promptly after execution and delivery of this Agreement, RoomLinX has the full right, power, legal capacity and authority to enter into and perform its obligations under this Agreement and each of the other agreements to be entered into in connection with the transactions contemplated herein (the "RELATED Agreements"). The execution, delivery and performance by RoomLinX of this Agreement, the Related Agreements and any other agreements contemplated hereby and thereby and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of RoomLinX. No other corporate or stockholder action is necessary for the authorization, execution, delivery and performance by RoomLinX of this Agreement, the Related Agreements and any other agreements between the parties contemplated hereby and the consummation by RoomLinX of the transactions contemplated hereby or thereby, including the Merger. This Agreement and each Related Agreement have been duly executed and delivered by RoomLinX and constitute the legal, valid and binding obligations of RoomLinX, enforceable against it in accordance with its terms.


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

         SECTION 2.6 NO BREACH OR VIOLATION. The execution, delivery and performance of this Agreement, the Related Agreements and any other agreements contemplated hereby and thereby between the parties hereto by RoomLinX and the consummation of the transactions contemplated hereby and thereby will not (a) result in or constitute a breach or an event that, with or without notice or the passing of time or both, would be a default, breach or other violation of the articles of incorporation or bylaws of RoomLinX; (b) violate (with or without the giving of notice or the passing of time or both), or require any consent, approval, filing or notice under, any provision of any law, rule or regulation, court or administrative order, writ, judgment or decree applicable to RoomLinX, the Business or any of its Assets; and (c) with or without the giving of notice or the passing of time or both (i) violate or conflict with, or result in the breach, suspension or termination of any provision of, or constitute a default under, or result in the acceleration of the performance of the obligations of RoomLinX under, or (ii) result in the creation of any Liens upon all or any portion of the properties or the Assets of RoomLinX or the Business pursuant to, the articles of incorporation or bylaws of RoomLinX, or any indenture, mortgage, deed of trust, lease, agreement, contract or instrument to which RoomLinX is a party or by which RoomLinX, its Assets or the Business is bound.

         SECTION 2.7 CORPORATE DOCUMENTS. RoomLinX has furnished to ARC for its examination true and correct copies of the articles of incorporation, bylaws and minute books of RoomLinX.

         SECTION 2.8 CAPITALIZATION. As of the date hereof, the authorized capital stock of RoomLinX consists of 200,000,000 shares of common stock, par value $.001 per share, of which 14,426,963 shares are validly issued and outstanding, fully paid and non-assessable. Except as set forth on Schedule 2.8, RoomLinX has no options, warrants, equity securities, calls, rights (including preemptive rights), commitments or agreements of any character to which it is a party or by which it is bound, obligating it to issue, deliver or sell, or cause to be issued, delivered or sold, or to repurchase, redeem or otherwise acquire, or to cause the repurchase, redemption or acquisition, of any shares of capital stock of RoomLinX or obligating it to grant, extend, accelerate the vesting of or enter into any such option, warrant, equity security, call, right, commitment or agreement, or any other obligation to make any other distribution in respect thereof. All of the outstanding securities of RoomLinX were issued in compliance with all applicable Federal and state securities laws. There are no voting trusts or agreements, shareholder agreements, buy-sell agreements, rights of first refusal, preemptive rights or proxies relating to any securities of RoomLinX (whether or not RoomLinX is a party thereto). RoomLinX does not hold any shares of capital stock in its treasury.

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         SECTION 2.9 CONDUCT OF BUSINESS.  From the date of this Agreement until the Closing, RoomLinX shall operate the Business in the ordinary course and in a commercially reasonable manner and will make all reasonably necessary efforts to preserve intact the Business, its relationships with third parties, the goodwill it has accrued and the services of its existing officers, employees, and directors.

         SECTION 2.10 FINANCIAL STATEMENTS. RoomLinX has previously furnished to ARC the following financial statements of RoomLinX, copies of which are attached on Schedule 2.10: (a) audited financial statements consisting of balance sheets, statements of income, statements of retained earnings and statements of cash flows for each of the two most recently completed fiscal years (the "AUDITED
ROOMLINX FINANCIALS") and (b) unaudited financial statements consisting of a balance sheet (the "INTERIM ROOMLINX BALANCE SHEET") and income statement as of and for the nine (9) months ended September 30, 2003 (the "UNAUDITED ROOMLINX FINANCIALS" and together with the Audited RoomLinX Financials, the "ROOMLINX FINANCIAL STATEMENTS"). All RoomLinX Financial Statements (a) have been prepared from the books and records of RoomLinX and its subsidiaries, if any, (b) have been prepared in accordance with GAAP, consistently applied, throughout the periods involved (except as disclosed therein and other adjustments disclosed therein, and, in the case of the Unaudited RoomLinX Financials, the absence of footnotes and subject to normal year-end adjustments which will not be material) and (c) present fairly in all material respects the financial condition of RoomLinX as of such date and the results of its operations for the calendar year or nine-month period then ended.

         SECTION 2.11 NO UNDISCLOSED LIABILITIES. Except as specifically described in the RoomLinX Financial Statements or as set forth on Schedule 2.11, RoomLinx has no liabilities or obligations of any nature (whether known or unknown and whether absolute, accrued, contingent, or otherwise) except for liabilities or obligations reflected or reserved against in the RoomLinX Financial Statements. RoomLinX does not know of any material liability of any nature, direct or indirect, contingent or otherwise, or in any amount, not adequately reflected or reserved against in the Interim RoomLinX Balance Sheet.

         SECTION  2.12  TRANSACTIONS  WITH  AFFILIATES.  Except  as set forth on
Schedule 2.12, no current holder of ten (10%) percent or more of any class of capital stock of RoomLinX nor any director, officer or employee of RoomLinX, or member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or any member of the family of any such person, has an interest or is an officer, director, trustee, partner or holder of any equity interest (each, an "AFFILIATE"), is a party to any transaction with RoomLinX, including any contract, agreement or other arrangement providing for the employment of, furnishing of services by, loaning of money to, rental of real or personal property from or otherwise requiring payments to any such person or firm. None of the officers, directors or key employees of RoomLinX or their Affiliates owns, directly or indirectly, individually or collectively, a material interest in any entity which is a competitor, customer or supplier of RoomLinX.

         SECTION 2.13 SECURITIES AND EXCHANGE COMMISSION FILINGS. The RoomLinX Financial Statements and other information relating to RoomLinX furnished in writing by RoomLinX to ARC for inclusion in the Proxy Statement or Information Statement (each as hereinafter defined) at the time of the mailing of the Proxy Statement or Information Statement to ARC's stockholders will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they are made, not misleading.

         SECTION 2.14 NO MATERIAL MISSTATEMENT OR OMISSION OF MATERIAL FACT. This Agreement (including the Schedules and Exhibits to this Agreement), the Related Agreements and all other certificates, instruments and documents executed in connection herewith and therewith are true, complete and correct in all material respects. Neither this Agreement nor any Schedule or Exhibit to this Agreement contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in the light of the circumstances under which they are made, not misleading.

         SECTION 2.15 NO MATERIAL ADVERSE CHANGE. Since September 30, 2003, there has not occurred any material adverse change, event or effect in the financial condition, results of operation, assets (including, without limitation, intangible assets), liabilities or business of RoomLinX and its subsidiaries, if any, taken as a whole, or any change that would prevent or materially delay consummation of the transactions contemplated under this Agreement, including, the Merger, or otherwise prevent RoomLinX from performing its obligations under this Agreement and the Related Agreements ("ROOMLINX MATERIAL ADVERSE CHANGE").

                                   ARTICLE 3

                  ARC'S AND RL'S REPRESENTATIONS AND WARRANTIES

         ARC and RL each represent and warrant to RoomLinX that:

         SECTION 3.1 ORGANIZATION. ARC is a corporation duly organized, existing and in good standing under the laws of the State of New Jersey, with all requisite legal right, power and authority (corporate or other) to own or hold under lease the property it purports to own or hold under lease and to carry on its business. ARC is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification. RL is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.

         SECTION 3.2 SUBSIDIARIES. Other than RL, ARC has no subsidiaries and ARC does not own of record or beneficially, directly or indirectly, (i) any share of capital stock or securities convertible into capital stock of any other corporation, (ii) any participating interest or equity interest in any partnership, joint venture, limited liability company or other non-corporate business enterprise, or (iii) control, directly or indirectly, any other entity. RL has no subsidiaries and RL does not own of record or beneficially, directly or indirectly, (i) any share of capital stock or securities convertible into capital stock of any other corporation, (ii) any participating interest or equity interest in any partnership, joint venture, limited liability company or other non-corporate business enterprise, or (iii) control, directly or indirectly, any other entity.

         SECTION 3.3 PENDING CLAIMS.

         (a) There is no litigation, suit, action, claim, arbitration, administrative or legal or other proceeding, or governmental investigation pending or, to ARC's or RL's knowledge threatened, against ARC or RL, respectively, and there are no unasserted claims possible of assertion of which ARC or RL has notice or knowledge;

         (b) There are no audits by a governmental authority, claims for unpaid taxes of any kind, or other similar actions, proceedings or disputes pending or, to ARC's or RL's knowledge, threatened against or affecting either of them or their respective businesses;

         (c) There are no unpaid judgments of any kind against ARC or RL relating to either of them or their respective businesses; and

         (d) Neither ARC nor RL has been charged with or, to the knowledge of either of them threatened, with a charge or violation or, to the knowledge of either of them, is either under investigation with respect to any alleged violation of any provision of any federal, state, local or foreign law or administrative ruling or regulation relating to any aspect of either of them or their respective businesses.

         SECTION 3.4 TITLE TO ASSETS. Each of ARC and RL is the sole and exclusive owner of, and has good and marketable title to, all of its respective Assets, free and clear of all Liens; and no other person, firm or corporation has or will have on the Closing Date any interest whatsoever in any of such Assets.

         SECTION 3.5 AUTHORIZATION AND ENFORCEABILITY. Except for the approval of the stockholders of ARC, which shall be sought promptly after the execution and delivery of this Agreement, each of ARC and RL has the full right, power, legal capacity and authority to enter into and perform its obligations under this Agreement and the Related Agreements, and no other corporate or stockholder action is necessary for the authorization, execution, delivery and performance by each of ARC and RL of this Agreement, the Related Agreements and any other agreements between the parties contemplated hereby and the consummation by each of ARC and RL of the transactions contemplated hereby or thereby, including the Merger. The execution, delivery and performance by each of ARC and RL of this Agreement, the Related Agreements and any other agreements contemplated hereby and thereby and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of each of ARC and RL, and ARC as the sole stockholder of RL. This Agreement and each Related Agreement have been duly executed and delivered by each of ARC and RL and constitute the legal, valid and binding obligations of each of ARC and RL, enforceable against each of ARC and RL in accordance with its respective terms.

         SECTION 3.6 NO BREACH OR VIOLATION. The execution, delivery and performance of this Agreement, the Related Agreements and any other agreements contemplated hereby and thereby between the parties hereto by each of ARC and RL and the consummation of the transactions contemplated hereby and thereby will not (a) result in or constitute a breach or an event that, with or without notice or the passing of time or both, would be a default, breach or other violation of the articles of incorporation or bylaws of ARC or RL; (b) violate (with or without the giving of notice or the passing of time or both), or require any consent, approval, filing or notice under, any provision of any law, rule or regulation, court or administrative order, writ, judgment or decree applicable to ARC or RL, their respective businesses or their respective Assets; and (c) with or without the giving of notice or the passing of time or both (i) violate or conflict with, or result in the breach, suspension or termination of any provision of, or constitute a default under, or result in the acceleration of the performance of the obligations of ARC or RL under, or (ii) result in the creation of any Liens upon all or any portion of the properties or Assets of ARC or RL or their respective businesses pursuant to, the articles of incorporation or bylaws of ARC or RL, or any indenture, mortgage, deed of trust, lease, agreement, contract or instrument to which ARC or RL is a party or by which ARC or RL, their respective Assets or their respective businesses is bound.

         SECTION 3.7 CORPORATE DOCUMENTS. ARC and RL have furnished to RoomLinX for its examination true and correct copies of their articles of incorporation, bylaws and minute books.

         SECTION 3.8 SEC FILINGS. Each of the documents filed by ARC with the Securities and Exchange Commission ("SEC") (including all financial statements included therein) (the "SEC FILINGS") at the time of filing thereof conformed with the requirements of the Securities Act, and none of the SEC Filings at the time of filing thereof contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

         SECTION 3.9 CAPITALIZATION.

         (a) As of the date hereof, the authorized capital stock of ARC consists of 5,000,000 shares of preferred stock, par value $.20 per share, of which 720,000 shares are validly issued and outstanding, fully paid and non-assessable, and 45,000,000 shares of ARC Common Stock, of which 14,984,459 shares were validly issued and outstanding, fully paid and non-assessable on November 12, 2003. Except as set forth in the SEC Filings, ARC has no options, warrants, equity securities, calls, rights (including preemptive rights), commitments or agreements of any character to which ARC is a party or by which it is bound, obligating it to issue, deliver or sell, or cause to be issued, delivered or sold, or to repurchase, redeem or otherwise acquire, or to cause the repurchase, redemption or acquisition, of any shares of capital stock of ARC or obligating it to grant, extend, accelerate the vesting of or enter into any such option, warrant, equity security, call, right, commitment or agreement, or any other obligation to make any other distribution in respect thereof. All of the outstanding securities of ARC were issued in compliance with all applicable Federal and state securities laws. There are no voting trusts or agreements, shareholder agreements, buy-sell agreements, rights of first refusal, preemptive rights or proxies relating to any securities of ARC (whether or not ARC is a party thereto). The ARC Merger Shares, when issued and delivered to the RoomLinX Stockholders in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable, and issued in compliance with all applicable Federal and state securities laws, including compliance with Regulation S promulgated under the Securities Act with respect to the non-U.S. RoomLinX Stockholders.

         (b) As of the date hereof, the authorized capital stock of RL consists of 100 shares of common stock, par value $.01 per share, of which 100 shares are validly issued and outstanding, fully paid and non-assessable, all of which are owned by ARC.

         SECTION 3.10 CONDUCT OF BUSINESS. Except as expressly contemplated by this Agreement, from the date of this Agreement until the Closing, ARC shall operate its business in the ordinary course and in a commercially reasonable manner and will make all reasonably necessary efforts to preserve intact its business and its relationships with third parties, the goodwill it has accrued and the services of its existing officers, employees and directors. Notwithstanding the foregoing, the parties acknowledge that it is the intention of ARC to transfer the existing ARC business model and any and all Assets of ARC, including any intangible assets associated with the existing ARC business model, either by a sale of stock or sale of assets, in accordance with a transaction approved by the ARC Board of Directors (the "ARC SALE").

         SECTION 3.11 FINANCIAL  STATEMENTS.  ARC has previously  filed with the
SEC: (a) audited financial statements consisting of balance sheets, statements of income, statements of retained earnings and statements of cash flows for each of the two most recently completed fiscal years (the "AUDITED ARC FINANCIALS") and (b) unaudited financial statements consisting of a balance sheet (the "INTERIM ARC BALANCE SHEET") and income statement as of and for the nine (9) months ended September 30, 2003 (the "UNAUDITED ARC FINANCIALS" and together with the Audited ARC Financials, the "ARC FINANCIAL STATEMENTS"). All ARC Financial Statements (a) have been prepared from the books and records of ARC
(b) have been prepared in accordance with GAAP, consistently applied, throughout the periods involved (except as disclosed therein and other adjustments disclosed therein, and, in the case of the Unaudited ARC Financials, the absence of footnotes and subject to normal year-end adjustments which will not be material) and (c) present fairly in all material respects the financial condition of ARC as of such date and the results of its operations for the calendar year or nine-month period then ended.

         SECTION 3.12 NO UNDISCLOSED LIABILITIES. Except as specifically described in the ARC Financial Statements or as set forth on Schedule 3.11, each of ARC and RL has no liabilities or obligations of any nature (whether known or unknown and whether absolute, accrued, contingent, or otherwise) except for liabilities or obligations reflected or reserved against in the ARC Financial Statements. Neither ARC nor RL knows of any material liability of any nature, direct or indirect, contingent or otherwise, or in any amount, not adequately reflected or reserved against in the Interim ARC Balance Sheet.

         SECTION 3.13 TRANSACTIONS WITH AFFILIATES. Except as set forth in the SEC Filings, no Affiliate of ARC or RL, is a party to any transaction with ARC or RL, including any contract, agreement or other arrangement providing for the employment of, furnishing of services by, loaning of money to, rental of real or personal property from or otherwise requiring payments to any such person or firm. None of the officers, directors or key employees of ARC or RL or their Affiliates owns, directly or indirectly, individually or collectively, a material interest in any entity which is a competitor, customer or supplier of ARC or RL.

         SECTION 3.14 SECURITIES AND EXCHANGE COMMISSION FILINGS. The ARC Financial Statements and other information relating to ARC and RL in the Proxy Statement or Information Statement (other than the RoomLinX Financial Statements and other information related to RoomLinX furnished to ARC for inclusion therein) at the time of the mailing of the Proxy Statement or Information Statement to ARC's stockholders will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they are made, not misleading.

         SECTION 3.15 NO MATERIAL MISSTATEMENT OR OMISSION OF MATERIAL FACT. This Agreement (including the Schedules and Exhibits to this Agreement), the Related Agreements and all other certificates, instruments and documents executed in connection herewith and therewith are true, complete and correct in all material respects. Neither this Agreement nor any Schedule or Exhibit to this Agreement contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in the light of the circumstances under which they are made, not misleading.

         SECTION 3.16 NO MATERIAL ADVERSE CHANGE. Since September 30, 2003, there has not occurred any material adverse change, event or effect in the financial condition, results of operation, assets (including, without limitation, intangible assets), liabilities or business of ARC or RL, taken as a whole, or any change that would prevent or materially delay consummation of the transactions contemplated under this Agreement, including, the Merger, or otherwise prevent ARC or RL from performing its obligations under this Agreement and the Related Agreements ("ARC-RL MATERIAL ADVERSE CHANGE")

                                    ARTICLE 4

                CONDUCT AND TRANSACTIONS PRIOR TO EFFECTIVE TIME

                  (a) As soon as practicable after the execution and delivery of this Agreement, ARC and RoomLinX, in conjunction with their respective counsel, shall prepare and file with the SEC, either (i) a Proxy Statement pursuant to Regulation 14A ("PROXY STATEMENT") under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), or (ii) in the event that ARC obtains the requisite approval from its stockholders without the necessity of a special meeting of stockholders, an Information Statement pursuant to Regulation 14C ("INFORMATION STATEMENT") under the Exchange Act, and shall use their commercially reasonable best efforts to cause the Proxy Statement to be "cleared" by the SEC, and to cause the Proxy Statement or the Information Statement to be mailed to all holders of ARC Common Stock.

                  (b) RoomLinX shall (i) cooperate in the preparation and filing of the Proxy Statement, Information Statement or other filing required to be made with the SEC under the Securities Act or the Exchange Act in connection with the transactions contemplated in this Agreement and the Related Agreements, including the Merger, and (ii) provide all material reasonably requested by ARC (including all financial statements of RoomLinX, financial information and other information) for inclusion in the Proxy Statement, Information Statement or other required SEC filing.

                  (c) During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, except as expressly contemplated by this Agreement, each of RoomLinX and ARC shall carry on its business in the usual, regular and ordinary course and use all commercially reasonable efforts to preserve intact its present business organization and preserve its relationships with third parties and others having business dealings with it, with the objective that its goodwill and ongoing business shall be unimpaired at the Effective Time. ARC shall continue to make all required filings in accordance with the Securities Act and the Exchange Act. Each party shall promptly notify the other parties of any event or occurrence not in the ordinary course of business which comes to its attention and which has caused, or could reasonably be expected to cause, an ARC-RL Material Adverse Change or a RoomLinX Material Adverse Change.

                  (d) Except as expressly contemplated by this Agreement, each of ARC and RL shall not, without the prior written consent of RoomLinX, and RoomLinX shall not, without the prior written consent of ARC:

                          (i) Intentionally omitted;

(ii) Issue, deliver or sell, authorize or propose the issuance, delivery or sale of, or purchase or propose the purchase of, any shares of its capital stock or securities convertible into, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating it to issue any such shares or other convertible securities or authorize or propose any change in its equity capitalization;

(iii) Solicit approval for or effect any amendments to its articles of incorporation or bylaws;

(iv) Acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to such party;

(v) Sell, lease, license, pledge or otherwise dispose of or encumber any of its properties or assets except in the ordinary course of business consistent with past practice (including without limitation any indebtedness owed to it or any claims held by it);

(vi) Incur any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or guarantee, endorse or otherwise become responsible for the obligations of others, or make loans or advances, other than in the ordinary course of business consistent with past practice;

(vii) Pay, discharge or satisfy any claim, liability or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business consistent with past practice of liabilities reflected or reserved against in its financial statements;

(viii) Enter into or amend any employment, severance, termination contract or other agreement or arrangement with, or pay any bonus or remuneration, including without limitation, any severance or termination pay to, any director, employee or consultant, or increase the salaries, wage rates, or other payments or benefits of its directors, officers, employees, or consultants;

(ix) Transfer, assign or otherwise grant or convey to any person or entity any rights in, to or under its intellectual property;

(x) Engage in any activities or transactions that are outside the ordinary course of its business; or

(xi) Take, or agree (in writing or otherwise) to take, any of the actions described in this Section, or any action which would make any of the representations or warranties contained in this Agreement untrue or inaccurate or result in any of the conditions to the Merger set forth herein not being satisfied.

                  (e) Each party shall give each other party, and its accountants, counsel and other representatives, reasonable access during normal business hours and upon reasonable prior notice during the period from the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement to (i) all of its respective properties, books, contracts, commitments and records, and (ii) all other information concerning its business, properties and personnel as such party may reasonably request. No information or knowledge obtained in any investigation pursuant to this Section shall affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Merger.

                                    ARTICLE 5

                                   THE CLOSING

         The closing ("CLOSING") of the Merger and any other transactions contemplated by this Agreement shall take place at the law offices of Westerman Ball Ederer Miller & Sharfstein, LLP, 170 Old Country Road, Mineola, New York 11501 within ten (10) days after satisfaction of the conditions set forth in
Article 6 hereof, but no later than March 31, 2004, or at such other place and time and on such other date, as the parties may agree upon in writing ("CLOSING DATE").

                                    ARTICLE 6

                              CONDITIONS TO CLOSING

         The   obligations   of  each  party  to  engage  in  the   transactions
contemplated by this Agreement are subject to the fulfillment, prior to or on the Closing Date, of the following conditions:

(a) ARC shall have complied with Regulation 14A or Regulation 14C, as the case may be, under the Exchange Act and shall have obtained the approval of the holders of the requisite number of shares of ARC Common Stock to (i) an amendment to the articles of incorporation of ARC to (A) increase the number of authorized shares of ARC Common Stock to 150,000,000 shares and (B) change the name of ARC to RoomLinX, Inc., or such other name as RoomLinX may direct (the "AMENDED CERTIFICATE"), (ii) the Merger, and (iii) the ARC Sale;

(b) RoomLinX, ARC and RL shall have received all requisite approvals by government agencies and authorities and all consents and approvals of third parties as are required for the consummation of the Merger;

(c) This Agreement, the Related Agreements and the transactions contemplated herein and therein, including the Merger, shall have been approved by (i) the Boards of Directors of each of RoomLinX, ARC and RL, (ii) the RoomLinX Stockholders and (iii) ARC as the sole stockholder of RL;

(d) The Amended Certificate shall have been filed;

(e) An audit of RoomLinX performed by Deloitte & Touche LLP shall have been completed and the Audited RoomLinX Financials Statements delivered to ARC for inclusion in the Proxy Statement or Information Statement;

(f) RoomLinX will certify that (i) all issued and outstanding options, convertible debentures and warrants of RoomLinX have been converted into RoomLinX Shares, other than the Permitted Debt, and (ii) RoomLinX has a positive net worth.

(g) The executive offices of the Surviving Corporation shall be relocated to the New York metropolitan area or as otherwise determined by the Board of Directors of the Surviving Corporation;

(h) Effective as of the Effective Time, the Board of Directors of the Surviving Corporation shall be comprised of the RoomLinX Designees, the ARC Designee and two directors designated by the RoomLinX Designees and the ARC Designee;

(i) The ARC Sale shall have closed prior to the Closing;

(j) ARC shall have raised $500,000 in a private placement of ARC securities;

(k) RoomLinX shall have raised $400,000 in a private placement of RoomLinX securities;

(l) The holders of less than ten (10%) percent of the issued and outstanding RoomLinX Shares will have exercised appraisal rights under Nevada Law as Dissenting Stockholders. RoomLinX and ARC will have resolved all matters of appraisal and payment under Nevada Law for each Dissenting Stockholder;

                  (m) Robert Killian and Richard Peacey shall have received one year extensions on their employment agreements from the Closing Date;

                  (n) The Escrow Agreement shall have been duly executed and delivered by all parties thereto; and

                  (o) ARC shall have issued to (1) Alliance Advisors and Roccus Capital Partners or their designees an aggregate of 2,000,000 shares of ARC Common Stock, (2) Mr. Peter Bordes (who shall continue as a director of ARC) options to purchase 500,000 shares of ARC Common Stock at an exercise price of $0.08 per share and (3) Rodman and Renshaw, options to purchase 250,000 shares of ARC Common Stock at an exercise price of $0.20 per share having a three (3) year term and "cashless exercise" provisions, and 250,000 shares of ARC Common Stock. All shares and options to purchase ARC Common Stock referred to in this
Section 6(n) shall be registered on Form S-8 promptly after the Effective Date.

                                    ARTICLE 7

                       OBLIGATIONS OF ROOMLINX AT CLOSING

         At the Closing, RoomLinX or the RoomLinX Stockholders (as the case may be) shall have delivered to ARC all of the resolutions, certificates, documents and instruments required by this Agreement, including, without limitation:

                  (a) Stock certificates for all of the RoomLinX Shares duly endorsed for transfer or accompanied by duly executed stock powers executed in blank;

                  (b) Certificate of Merger;

                  (c) Certificate of Good Standing from the Secretary of State of the State of Nevada;

                  (d) Resolutions of the Board of Directors of RoomLinX and the RoomLinX Stockholders approving the execution and delivery of this Agreement and the Related Agreements, the consummation of the transactions contemplated hereby and thereby, the consummation of the Merger and the filing of the Certificate of Merger, and certified copies of the articles of incorporation, as amended, and bylaws, as amended, of RoomLinX, all certificated by the Secretary of RoomLinX; and

                  (e) Officer's certificate signed by the Chief Executive Officer of RoomLinX to the effect that (i) the representations and warranties of RoomLinX set forth in this Agreement are true and correct in all material respects on and as of the Closing Date; (ii) there shall have been no RoomLinX Material Adverse Change from the date of this Agreement through the Closing Date; and (iii) all covenants requiring pre-Closing performance have been performed.

                                    ARTICLE 8

                      OBLIGATIONS OF ARC AND RL AT CLOSING

         At the Closing, ARC or RL (as the case may be) shall have delivered to RoomLinX all of the resolutions, certificates, documents and instruments required by this Agreement, including, without limitation:

                  (a) Stock certificates representing the ARC Merger Shares to the RoomLinX Stockholders;

                  (b) Amended Certificate;

                  (c) Certificate of Merger;

                  (d) Certificate of Good Standing from the Secretary of State of the State of New Jersey for ARC and the Secretary of State of the State of Nevada for RL;

                  (e) Resolutions of the Board of Directors and stockholders of ARC and RL approving the execution and delivery of this Agreement and the Related Agreements, the consummation of the transactions contemplated hereby and thereby, the consummation of the Merger, the filing of the Certificate of Merger and the filing of the Amended Certificate, and certified copies of each corporation's articles of incorporation, as amended, and bylaws, as amended, all certificated by the Secretary of ARC and RL;

                  (f) Resignations of all officers and directors of ARC and RL, effective as of the Effective Date; and

                  (g) Officer's certificate signed by the Chief Executive Officer of each of ARC and RL to the effect that (i) the representations and warranties of ARC and RL set forth in this Agreement are true and correct in all material respects on and as of the Closing Date; (ii) there shall have been no ARC-RL Material Adverse Change from the date of this Agreement through the Closing Date; and (iii) all covenants requiring pre-Closing performance have been performed.

                                    ARTICLE 9

                                   TERMINATION

         This Agreement may be terminated and the merger and the other transactions contemplated by this Agreement may be abandoned at any time prior to the Effective Time, notwithstanding any requisite approval and adoption of this Agreement and the transactions contemplated by this Agreement, as follows:

                  (a) by the parties, following mutual written consent duly authorized by the Boards of Directors of each of the parties hereto;

                  (b) by RoomLinX or ARC (on behalf of RL), if the Effective Time shall not have occurred as soon as reasonably practicable but no later than March 31, 2004; provided, however, that the right to terminate this Agreement under this Section 9(b) shall not be available if the reason the Effective Time has not occurred is the intentional failure by the party seeking termination to fulfill any obligation under this Agreement;

                  (c) by RoomLinX, following discovery of: (i) information that, in the reasonable discretion of RoomLinX, may be material and adverse to either ARC or RL or their respective businesses, or constitutes an ARC-RL Material Adverse Change on a going forward basis; or (ii) a breach of any representation or warranty made by ARC or RL contained in Article 3 hereof; or

                  (d) by ARC (on its own behalf and on behalf of RL), following discovery of: (i) information that, in the reasonable discretion of ARC, may be material and adverse to RoomLinX or the Business, or constitutes a RoomLinX Material Adverse Change on a going forward basis; or (ii) a breach of any representation or warranty made by RoomLinX contained in Article 2 hereof.

         In the event of termination of this Agreement pursuant to this Article 9, this Agreement shall forthwith become void and there shall be no liability under this Agreement on the part of any party, or any of their respective officers or directors; provided, however, that nothing herein shall relieve any party from liability for the willful breach of any of its representations, warranties, covenants or agreements set forth in this Agreement.

                                   ARTICLE 10

                                  MISCELLANEOUS

         SECTION 10.1 EXPENSES. Each party shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby.

         SECTION 10.2 INDEMNIFICATION. In consideration of the execution and delivery of this Agreement by ARC and RL, RoomLinX agrees to indemnify, defend and hold each of ARC and RL and their respective officers and directors, employees and agents (herein called the "ARC-RL INDEMNITEES"), harmless from and against any and all claims, actions, causes of action, suits or other proceedings (whether or not such ARC-RL Indemnitee is a party thereto), losses, liabilities and damages, and expenses in connection therewith, including, without limitation, reasonable fees and disbursements of counsel (herein called the "ARC-RL INDEMNIFIED LIABILITIES," which term shall not include, however, liabilities incurred by reason of the gross negligence or willful misconduct of an ARC-RL Indemnitee) incurred by the ARC-RL Indemnitees or any of them (i) as a result of, or arising out of, or relating to any failure of any representation or warranty set forth in Section 2 to be true and correct when made or any failure by RoomLinX to comply in any material respect with any of its covenants or agreements set forth in this Agreement or (ii) any claim by LeaseTek or its successors against the ARC-RL Indemnitees. In consideration of the execution and delivery of this Agreement by RoomLinX, each of ARC and RL agrees to indemnify, defend and hold RoomLinX and its officers and directors, employees and agents (collectively, the "ROOMLINX INDEMNITEES"), harmless from and against any and all claims, actions, causes of action, suits or other proceedings (whether or not such RoomLinX Indemnitee is a party thereto), losses, liabilities and damages, and expenses in connection therewith, including, without limitations, reasonable fees and disbursements of counsel (herein called the "ROOMLINX INDEMNIFIED LIABILITIES," which term shall not include, however, liabilities incurred by reason of the gross negligence or willful misconduct of a RoomLinX Indemnitee) incurred by the RoomLinX Indemnitees or any of them as a result of, or arising out of, or relating to, any failure of any representation or warranty set forth in Section 3 to be true and correct when made or any failure by ARC or RL to comply with its covenants or agreements set forth in this Agreement. The provisions of, and obligations of RoomLinX, ARC and RL under, this Section shall be enforceable by each ARC-RL Indemnitee or RoomLinX Indemnitee separately or together with other ARC-RL Indemnitees or RoomLinX Indemnitees, as the case may be, and any such ARC-RL Indemnitee or RoomLinX Indemnitee seeking to enforce the indemnification provided for hereunder may initially proceed directly against RoomLinX, ARC or RL, as the case may be, without first resorting to any other rights of indemnification or otherwise that it may have.

         SECTION 10.3 HEADINGS. The subject headings of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

         SECTION 10.4 CONFIDENTIALITY. The parties to this Agreement shall hold, and shall cause their representatives to hold, all negotiations, information and documents delivered pursuant to this Agreement confidential and shall not disclose for any reason, except as provided below, any such information without the prior written consent of the party to whom such information relates. If the transactions contemplated by this Agreement are not consummated for any reason, each party shall destroy or return to the other party all such information and documents and any copies as soon as practicable and not disclose any such information (that has not previously been disclosed by a party other than the relevant party) to any third party unless required to do so pursuant to a requirement or order under applicable laws and regulations or pursuant to a subpoena or other legal process.

         SECTION 10.5 ENTIRE AGREEMENT, MODIFICATION AND WAIVER. This Agreement, together with the agreements referenced herein or contemplated hereby, constitutes the entire agreement between the parties pertaining to its subject matter and supersede all prior and contemporaneous agreements, representations and understandings of the parties. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by all the parties. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

         SECTION 10.6 FURTHER ACTION. Each of the parties hereto shall use its reasonable best efforts to (i) take, or cause to be taken, all appropriate action and do, or cause to be done, all things necessary, proper or advisable under applicable law or otherwise to consummate and make effective the transactions contemplated by the Agreement, and (ii) make all necessary filings, and thereafter make any other required submissions, with respect to the Agreement and the transactions contemplated hereby. The parties hereto shall cooperate with each other in connection with the timely making of all such filings, including by providing copies of all such documents to the other party and its advisors prior to filing and, if requested, by accepting all reasonable additions, deletions or changes suggested in connection therewith.

         SECTION 10.7 PUBLICITY. No party to this Agreement shall issue any press release or other public statement relating to this Agreement or the transactions contemplated hereby without the prior written approval of the other parties.

         SECTION 10.8 COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         SECTION 10.9 RIGHTS OF PARTIES. Nothing in this Agreement, whether expressed or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties hereto and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over or against any party to this Agreement.

         SECTION 10.10 ASSIGNMENT. Neither RL nor ARC shall assign this Agreement to any person or entity without the prior written consent of RoomLinX. RoomLinX shall not assign this Agreement to any person or entity without the prior written consent of ARC. Subject to the previous sentence, this Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and permitted assigns. Any assignment or attempted assignment in violation of the provisions of this Section shall be void.

         SECTION 10.11 REMEDIES. Each party's obligation under this Agreement is unique. If any party should default in its obligations under this Agreement, the parties each acknowledge that it would be extremely impracticable to measure the resulting damages; accordingly, the nondefaulting party, in addition to any other available rights or remedies, may sue in equity for specific performance, and the parties each expressly waive the defense that a remedy in damages will be adequate.

         SECTION 10.12 EFFECT OF CERTAIN ACTIONS. No action taken pursuant to or related to this Agreement, including without limitation any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, condition or agreement contained herein.

         SECTION 10.13 NOTICES. All notices, requests and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party (including without limitation service by overnight courier service) to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, at the address set forth below, or on the date of service if delivered by electronic mail or facsimile to the facsimile number set forth below which facsimile is confirmed. Any party may change its address for purposes of this paragraph by giving the other parties written notice of the new address in the manner set forth above.

         If to RoomLinX:          RoomLinX, Inc.
                                  1111 West Hastings Street
                                  Suite 701
                                  Vancouver, BC V6E 2J3
                                  Attn:  Mr. Robert P. Lunde
                                  Facsimile:

         With a copy to:          Clark, Wilson Barristers & Solicitors
                                  800-885 West Georgia Street
                                  Vancouver, British Columbia 604
                                  Attn: William L. Macdonald
                                  Facsimile: (732) 219-5456

         If to ARC or to RL:      Arc Communications Inc.
                                  788 Shrewsbury Avenue
                                  Tinton Falls, New Jersey 07724
                                  Attn: Mr. Peter Bordes
                                  Facsimile: (732) 219-5456

         With a copy to:          Westerman Ball Ederer Miller & Sharfstein, LLP
                                  170 Old Country Road
                                  Mineola, NY 11501
                                  Attn: Alan C. Ederer, Esq.
                                  Facsimile: (516) 977-3056


         SECTION 10.14 SEVERABILITY. If any provision of this Agreement shall be declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of this Agreement shall not be affected and shall remain in full force and effect.

         SECTION 10.15 GOVERNING LAW; VENUE. This Agreement shall be construed in accordance with, and governed by, the law of the State of New York without regard to any principles of conflicts of law. The parties hereby agree that any action, suit, arbitration or other proceeding arising out of or related to this Agreement shall be brought, maintained and conducted only in New York, and each party hereby irrevocably consents and submits to the personal jurisdiction of and venue in the United States District Court for the Eastern District of New York and the New York State Courts in any such proceeding.

         SECTION 10.16 LEGAL FEES. In the event any legal action or proceeding is instituted to enforce or interpret any of the provisions of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and disbursements.

         SECTION 10.17 SCHEDULES AND EXHIBITS. The Schedules and Exhibits attached to this Agreement are a part hereof as if fully set forth herein.

         SECTION 10.18 TIME OF ESSENCE. Time is of the essence for each and every provision of this Agreement where time is a factor.





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                                       23

         IN WITNESS WHEREOF, the parties to this Agreement have duly executed it as of the day and year first set forth above.



                                           ROOMLIINX, INC.


                                           By:
                                                --------------------------------
                                           Name: ______________________________
                                           Title:
                                                   -----------------------------



                                           ARC COMMUNICATIONS INC.


                                           By:
                                                --------------------------------
                                           Name: ______________________________
                                           Title:
                                                   -----------------------------



                                           RL ACQUISITION, INC.


                                           By:
                                                --------------------------------
                                           Name: ______________________________
                                           Title:
                                                   -----------------------------





                                       24